Exhibit 99.1
VALEANT PHARMACEUTICALS INTERNATIONAL
Amendments to By-laws
New Sections 12 and 13 to Article II of By-laws
SECTION 12. Stockholder Proposals at Annual Meetings.
     (a) At an annual meeting of the stockholders, only such business (other than nominations for election to the Board, which must comply with the provisions of Section 13) shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting of stockholders (a) by, or at the direction of, the Board of Directors or (b) by a stockholder of the Corporation who complies with the procedures set forth in this Section 12. For business or a proposal to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made.
     (b) A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting of stockholders (i) a description, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) as to the stockholder giving notice and the beneficial owner, if not the stockholder providing notice, on whose behalf the proposal is being made, (A) the name and address of each such person, (B) the class and number of all shares of stock of the Corporation which are owned beneficially or of record by each such person, (C) the name of each nominee holder for, and the number of, shares owned beneficially but not of record by each such person and (D) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of any such person during the previous 60 day period with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, swaps, contracts for difference, hedging transactions or borrowing or lending shares of stock) has been made by or on behalf of any such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for any such person or to increase or decrease the voting power or pecuniary or economic interest of any such person with respect to stock or debt securities of the Corporation; (iii) a description of all purchases and sales of securities of the Corporation by or on behalf of each such person during the previous 60 day period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; (iv) a description of (A) all agreements, arrangements or understandings (whether written or oral) between or among the stockholder giving the notice and on whose behalf the proposal is being made and any other person or persons in connection with the proposal or the Corporation or (B) any material interest of the stockholder giving notice or on whose behalf the proposal is being made in the proposal or the Corporation, including any anticipated benefit to such person or persons therefrom; (v) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; (vi) a representation whether the stockholder or the beneficial owner, if not the stockholder providing notice, intends, or is part of a group that intends, to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of the proposal; and (vii) any other information relating to the stockholder or the beneficial owner, if not the stockholder providing notice, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies with respect to business brought at an annual meeting of stockholders pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. In addition, a stockholder seeking to bring an item of business before the annual meeting shall promptly provide any other information reasonably requested by the Corporation.
     (c) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice and any additional information provided at the request of the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 12 or otherwise shall be true and correct as of (i) the record date for determining the stockholders entitled to receive notice of the annual meeting and (ii) the date of the meeting, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days prior to (A) in the case of clause (c)(i), the record date, and (B) in the case of clause (c)(ii), the date of the meeting.
     (d) Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 12; provided, however, that nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.
     (e) The chairman of the meeting shall, if the facts warrant, determine to the meeting that business was not properly brought before the meeting in accordance with the procedures prescribed by this Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
     (f) Notwithstanding the foregoing, if the stockholder or a qualified representative of the stockholder does not appear at the annual meeting of stockholders to present the proposed business, such proposed business shall not be considered, notwithstanding that proxies in respect of the proposed business may have been received by the Corporation. For purposes of this Section 12 and Section 13 of Article II of these By-laws, to be considered a “qualified representative” of the stockholder, a person must be a duly authorized officer, manager, or partner of such stockholder, or must be authorized to act for such stockholder as proxy at the meeting of stockholders by a writing executed by such stockholder or an electronic transmission delivered by such stockholder, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
     (g) For purposes of this Section 12 and Section 13 of Article II of these By-laws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
     (h) Notwithstanding the foregoing, nothing in this Section 12 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the Board of Directors.
SECTION 13. Nomination of Directors.
     (a) In addition to any other applicable requirements, only persons nominated in accordance with the procedures set forth in this Section 13 shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board of Directors for the purpose of electing directors (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 13.
     (b) Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made.
     (c) A stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of the Corporation which are beneficially owned by such person on the date of the stockholder’s notice, (D) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (E) the name of the nominee holder for, and number of, shares owned beneficially but not of record by such person, (F) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of such person during the previous 60 day period with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, swaps, contracts for difference, hedging transactions or borrowing or lending shares of stock) has been made by or on behalf of such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock or debt securities of the Corporation, and (G) a description of all purchases and sales of securities of the Corporation by such person during the previous 60 day period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; (ii) as to the stockholder giving the notice and the beneficial owner, if not the stockholder providing notice, on whose behalf the nomination is being made, (A) the name and address of each such person, (B) the class and number of all shares of stock of the Corporation which are owned beneficially, or of record, by each such person, (C) the name of the nominee holder for, and the number of, shares owned beneficially but not of record by each such person, (D) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of any such person during the previous 60 day period with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, swaps, contracts for difference, hedging transactions or borrowing or lending shares of stock) has been made by or on behalf of any such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for any such person or to increase or decrease the voting power or pecuniary or economic interest of any such person with respect to stock or debt securities of the Corporation, and (E) a description of all purchases and sales of securities of the Corporation by or on behalf of each such person during the previous 60 day period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; (iii) a description of (A) all agreements, arrangements or understandings (whether written or oral) between or among the stockholder giving notice, the beneficial owner, if not the stockholder giving notice, each proposed nominee, or any other person relating to the proposed nomination or the Corporation or (B) any material interest in the Corporation; (iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among each such person or its affiliates and associates, on the one hand, and each proposed nominee, or his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission (and any successor regulation), if the stockholder making the nomination and any other person on whose behalf the nomination is made, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (v) a representation that the stockholder giving notice intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; (vi) a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group that intends, to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to elect the nominee or otherwise solicit proxies from stockholders in support of the nomination; and (vii) any other information relating to each such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably request, including, without limitation, information required to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
     (d) A stockholder providing notice of any nomination proposed to be made at an annual or special meeting shall further update and supplement such notice and any additional information provided at the request of the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 13 or otherwise shall be true and correct as of (i) the record date for determining the stockholders entitled to receive notice of the meeting, and (ii) the date of the meeting, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days prior to (A) in the case of clause (d)(i), the record date and (B) in the case of clause (d)(ii), the date of the meeting.
     (e) Regardless of whether a nomination is made by the Board or by a stockholder pursuant to this Section 13, to be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 13) to the Secretary of the Corporation at the principal executive office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Secretary of the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

     (f) Notwithstanding the foregoing, if the stockholder or a qualified representative of the stockholder does not appear at the meeting of stockholders to present the nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of the proposed nominee may have been received by the Corporation.
     (g) These provisions shall not apply to the nomination of any persons entitled to be separately elected as directors by holders of preferred stock.
     (h) The chairman of the meeting shall, if the facts warrant, determine to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 13, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

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